UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)

November 8, 2011

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CHINO COMMERCIAL BANCORP

(Exact Name of Registrant as Specified in its Charter)

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California (State or other jurisdiction of incorporation or organization)	000-35366 (Commission File No.)	20-4797048 (I.R.S. Employee Identification No.)

14345 Pipeline Avenue, Chino, California 91710
(Address of Principal Executive Offices) (Zip Code)

(909) 393-8880
(Registrant’s Telephone Number including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On November 8, 2011 Chino Commercial Bancorp issued a press release announcing the record date for its planned rights offering.  A copy of the press release is attached as Exhibit 99.1 to this Current Report.

Item 9.01                      Financial Statements and Exhibits

Exhibit	Description

99.1	Press release dated November 7, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: November 10, 2011	CHINO COMMERCIAL BANCORP

	By:	/s/Dann H. Bowman
Dann H. Bowman President and Chief Executive Officer (Officer authorized to sign on behalf of Registrant)